DISCONTINUED OPERATIONS	3 Months Ended
Mar. 31, 2024
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

11.	DISCONTINUED OPERATIONS

On November 10, 2023, the Company sold Platinum Tax, which was a full-service tax resolution firm located in Los Angeles, California. Through this subsidiary the Company provided fee-based tax resolution services to individuals and companies that have federal and state tax liabilities by assisting clients to settle outstanding tax debts. As part of the Asset Purchase Agreement between the Company and the purchaser, the assets that were purchased included substantially all assets, rights, interests, and licenses except for banks accounts in place prior to the sale for the purchase consideration of 15% of cash collected by the purchaser within one year following the sale date.

In February 2024, as part of the Red Rock settlement executed in July 2022, the Company issued an aggregate of 37,104 shares of common stock to six previous owners. The Company recognized the fair value for the issuance of 37,104 shares at $3 per share on the closing market price of February 4 through February 6, 2024, and recorded share loss from discontinued operations of $111,312 in the consolidated statement of operations.

Net liabilities of discontinued operations	March 31, 2024	December 31, 2023
Cash	$342	$342
Accounts receivable	300	300
Accounts payable and accrued expenses	238,285	238,285
Net liabilities of discontinued operations	$(237,643)	$(237,643)

	Three Months Ended March 31,
Gain (Loss) from discontinued operations	2024	2023
Revenue	$–	$154,399
Cost of sales	–	(26,829)
Selling, general and administrative expenses	–	(171,557)
Interest expense	–	(1,503)
Settlement loss	(111,312)	–
Loss from discontinued operations	$(111,312)	$(45,490)